UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2018

Date of reporting period:	December 1, 2017 — November 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Short-Term Municipal Income Fund

Annual report
11 | 30 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSMEX

Putnam
Short-Term Municipal
Income Fund

Annual report
11 | 30 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports after January 1, 2021 free of charge, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 10, 2019

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence with concerns mounting over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which have lagged U.S. markets all year, took another leg down during a selloff in October. Fixed-income markets, while generally less volatile than stocks, have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, the U.S. economy continues to grow, but markets may remain choppy.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Short-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in bonds that have short-term maturities from three years or less and are investment grade in quality. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Short-Term Municipal Income Fund offers an active, research-intensive investment approach.

2 Short-Term Municipal Income Fund

Source: Putnam, as of 11/30/18. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, 1970–2017 (July 2018). Most recent data available.

Short-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/18. See above and 9–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Short-Term Municipal Income Fund

Garrett has an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

In addition to Garrett, Paul M. Drury, CFA, is a Portfolio Manager of the fund.

Garrett, how was the market for short-term municipal bonds during the reporting period?

Short-term municipal bonds showed their resiliency and produced positive total returns, despite short-term interest rates rising 100 basis points, or one percentage point. [Bond prices generally fall as rates rise.] The Federal Reserve raised its benchmark rate four times, in December 2017 and March, June, and September 2018, as it continued down the path of normalizing interest rates. At period-end, the federal funds rate stood at a target range of 2.00% to 2.25%. Consequently, short-term rates rose faster than longer-term rates, resulting in a flatter yield curve during the period.

Supply dynamics were a strong tailwind for short-term municipal bonds and helped to offset the price-dampening effect of rising rates. The Tax Cuts and Jobs Act [TCJA], which was enacted in December 2017, eliminated tax-exempt advanced refundings — contributing to a decline in new-issue supply. [A refunding occurs when an issuer refinances a bond with a second bond at a lower interest rate to pay off the original, older higher-yielding bond to help reduce interest cost.] On a

Short-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Short-Term Municipal Income Fund

year-to-date basis through November 30, 2018, new municipal bond issuance totaled $312.3 billion, representing a 16% drop from the same period a year earlier, according to the Bond Buyer. While the overall municipal bond market experienced a reduction in supply, advanced refunding deals have a more acute impact on the short and intermediate portions of the yield curve.

Against this backdrop, short-term municipal bonds outperformed intermediate- and long-term municipals and the broader U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. With credit spreads tightening over the course of the period, higher-yielding, lower-quality municipal bonds outperformed lower-yielding, higher-quality municipal bonds.

How did the fund perform during the reporting period?

For the 12 months ended November 30, 2018, the fund underperformed its benchmark, the Bloomberg Barclays 3-year Municipal Bond Index, but outperformed the average return of its Lipper peer group, Short Municipal Debt Funds.

What was your strategy to capture higher yields in the rising-rate environment?

In the months leading up to the reporting period, interest rates were low but moving higher in anticipation of the Fed raising its benchmark rate in December 2017. After the sharp rally in municipal bond rates during the fourth quarter of 2017, we took advantage of the increased municipal bond supply in December to shorten the fund’s duration positioning relative to its Lipper peers. [A short duration means the fund has a relatively low sensitivity to interest-rate changes.] In our view, the longer end of the short-term universe represented very little value at the time.

We maintained an overweight exposure to the very short end of the curve for most of the period, which was beneficial for performance as any extension would have resulted in less positive returns. While rates drifted higher for the balance of the period, the move was not as aggressive as it was prior to the beginning of the period. Toward the end of the period, we began to extend the fund’s duration back to a more neutral position relative to our Lipper peers as there were more attractive opportunities in the longer end of the short-term universe, in our view. This strategy resulted in an average maturity of approximately 2.75 years by the close of the period.

We also focused on increasing the fund’s yield through its credit exposure by overweighting lower-investment-grade bonds rated A and BBB and through its term structure by overweighting floating rate notes [FRNs] and put options [Puts]. FRNs reset off the yields of short-term benchmarks and can help the fund adjust quickly for increases in interest rates. Puts give the holder the right to sell an underlying asset at a specified price.

With municipal credit fundamentals stable, credit spreads [the yield advantage lower credit-quality municipal bonds offer over comparable maturity, high-quality municipal bonds] remained at or near post-2008-crisis lows. From a sector-positioning perspective, we continue to favor essential service utility, health-care, and transportation bonds relative to the fund’s Lipper group. This sector positioning contributed positively to performance results.

The fund also continued to hold an underweight position in Puerto Rico-based issuers relative to its Lipper peers. In our view, Puerto Rico’s current economic and financial conditions remain extremely difficult, especially after the catastrophic damage inflicted by Hurricane Maria. The majority of Puerto Rico’s bonds

Short-Term Municipal Income Fund 7

are in default and are not currently making coupon payments. We believe that the eventual recovery value and economic return of investing in such debt will be determined by the ongoing negotiations between the Commonwealth, the federal control board, and creditors, as well as the long-term economic growth of the island. The uncertainty and volatility of these factors cause us to remain cautious and prefer an underweight position. That said, many Puerto Rico bond prices have risen dramatically during 2018 to date as the market appears to be pricing in the potential of higher recoveries.

What is your outlook for interest rates and the municipal bond market in 2019?

Following the close of the reporting period, the Fed introduced its fourth rate hike of 2018 in December as expected. The Fed increased its benchmark rate a quarter of a percentage point to a target range of 2.25% to 2.50%. In his comments, Fed Chair Jerome Powell sees growth and inflation moderating in the future and signaled a more patient approach to future rate increases. Powell added that there were a number of “cross-currents emerging” that warranted a reduction in hikes in 2019 from three to two.

While the effects of the stimulus provided by the TCJA may begin to wear off and growth could moderate, we expect U.S. economic growth to remain positive in 2019. However, we believe that markets are likely to remain volatile as investors assess various risks in global markets. A backdrop of slowing growth and stable inflation may temper the Fed’s pace of tightening, in our view. Any decrease in the pace of tightening is generally beneficial for fixed-income investors, as it allows for more accrued income relative to price depreciation associated with rising rates.

We are constructive in our outlook for municipals for 2019. Yields have adjusted higher over 2018, which makes the starting point for 2019 that much more attractive. The pace of monetary tightening may be slowing. Credit spreads reside near their historic lows, and credit fundamentals appear to be stable — bolstered by solid state tax collections. As such, we believe municipal bonds could perform well in relation to other asset classes in 2019. That said, performance will hinge on the pace and timing of Fed rate hikes and U.S. Treasury rates, in our view.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Short-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (3/18/13)
Before sales charge	3.62%	0.63%	3.20%	0.63%	2.34%	0.77%	1.22%
After sales charge	1.29	0.22	0.87	0.17	0.04	0.01	–1.06
Class B (3/18/13)
Before CDSC	2.47	0.43	2.18	0.43	1.73	0.57	1.01
After CDSC	2.47	0.43	2.18	0.43	1.73	0.57	0.01
Class C (3/18/13)
Before CDSC	0.31	0.05	0.10	0.02	0.17	0.06	0.36
After CDSC	0.31	0.05	0.10	0.02	0.17	0.06	–0.64
Class M (3/18/13)
Before sales charge	3.33	0.58	2.95	0.58	2.19	0.72	1.17
After sales charge	2.56	0.44	2.17	0.43	1.42	0.47	0.41
Class R6 (5/22/18)
Net asset value	5.04	0.87	4.44	0.87	3.06	1.01	1.41
Class Y (3/18/13)
Net asset value	5.00	0.86	4.40	0.86	3.01	0.99	1.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 2.25% and 0.75% sales charge, respectively, levied at the time of purchase. Prior to December 1, 2018, the maximum sales charge for class A shares was 1.00%. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Short-Term Municipal Income Fund 9

Comparative index returns For periods ended 11/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Bloomberg
Barclays 3-Year
Municipal Bond	6.08%	1.04%	5.24%	1.03%	2.70%	0.89%	1.32%
Index
Lipper Short
Municipal Debt
Funds category	3.74	0.64	3.90	0.76	2.19	0.72	1.00
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/18, there were 127, 112, 96, and 92 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,247 and $10,031, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $10,256. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $10,504 and $10,500, respectively.

10 Short-Term Municipal Income Fund

Fund price and distribution information For the 12-month period ended 11/30/18

Distributions	Class A		Class B	Class C	Class M		ClassR6	Class Y
Number	12		12	12	12		7	12
Income[1]	$0.140250		$0.120264	$0.065288	$0.135269		$0.098403	$0.165352
Capital gains[2]	—		—	—	—		—	—
Total	$0.140250		$0.120264	$0.065288	$0.135269		$0.098403	$0.165352
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
11/30/17	$9.97	$10.20	$9.97	$9.97	$9.97	$10.05	—	$9.97
5/22/18*	—	—	—	—	—	—	$9.93	—
11/30/18	9.95	10.18	9.95	9.94	9.95	10.03	9.94	9.94
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	1.55%	1.52%	1.36%	0.81%	1.51%	1.49%	1.89%	1.81%
Taxable equivalent[4]	2.62	2.57	2.30	1.37	2.55	2.52	3.19	3.06
Current 30-day
SEC yield (with expense
limitation)[5,6]	N/A	1.74	1.56	1.03	N/A	1.72	2.04	2.00
Taxable equivalent[4]	N/A	2.94	2.64	1.74	N/A	2.91	3.45	3.38
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	0.81	0.62	0.08	N/A	0.79	1.10	1.06

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Prior to December 1, 2018, the maximum sales charge for class A shares was 1.00%. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal and state combined tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short-Term Municipal Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (3/18/13)
Before sales charge	3.96%	0.67%	3.52%	0.70%	2.72%	0.90%	1.34%
After sales charge	1.62	0.28	1.20	0.24	0.41	0.14	-0.94
Class B (3/18/13)
Before CDSC	2.80	0.48	2.50	0.50	2.11	0.70	1.24
After CDSC	2.80	0.48	2.50	0.50	2.11	0.70	0.24
Class C (3/18/13)
Before CDSC	0.69	0.12	0.48	0.10	0.65	0.22	0.68
After CDSC	0.69	0.12	0.48	0.10	0.65	0.22	-0.32
Class M (3/18/13)
Before sales charge	3.67	0.63	3.27	0.65	2.57	0.85	1.39
After sales charge	2.90	0.49	2.50	0.49	1.80	0.60	0.63
Class R6 (5/22/18)
Net asset value	5.53	0.93	4.88	0.96	3.55	1.17	1.75
Class Y (3/18/13)
Net asset value	5.47	0.93	4.83	0.95	3.50	1.15	1.70

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/17**	0.60%*	0.80%*	1.35%*	0.65%*	0.33%**#	0.35%*
Total annual operating expenses for the
fiscal year ended 11/30/17	1.65%	1.85%	2.40%	1.70%	1.38%	1.40%
Annualized expense ratio for the
six-month period ended 11/30/18†	0.61%	0.81%	1.36%	0.66%	0.33%	0.36%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/19.

**Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/20.

12 Short-Term Municipal Income Fund

† Expense ratios for each class are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 11/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

# Other expenses are based on expenses of Class A shares for the funds last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/18 to 11/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.07	$4.07	$6.83	$3.32	$1.66	$1.81
Ending value (after expenses)	$1,007.60	$1,006.60	$1,003.80	$1,007.40	$1,008.50	$1,007.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/18, use the following calculation method. To find the value of your investment on 6/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.09	$4.10	$6.88	$3.35	$1.67	$1.83
Ending value (after expenses)	$1,022.01	$1,021.01	$1,018.25	$1,021.76	$1,023.41	$1,023.26

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short-Term Municipal Income Fund 13

Consider these risks before investing

Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Interest the fund receives might be taxable. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

14 Short-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Short-Term Municipal Income Fund 15

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2018, Putnam employees had approximately $477,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Short-Term Municipal Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Short-Term Municipal Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

18 Short-Term Municipal Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2020. In addition, effective through at least March 30, 2020, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.28% of its average net assets. Putnam Management also voluntarily waived certain fees and/or reimbursed certain fund expenses in order to enhance your fund’s annualized net yield during its fiscal year ending in 2017. This fee waiver was voluntary and may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of

Short-Term Municipal Income Fund 19

December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the

20 Short-Term Municipal Income Fund

7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 18, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Short Municipal Debt Funds) for the one-year and three-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd

Over the one-year and three-year periods ended December 31, 2017, there were 107 and 93 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam

Short-Term Municipal Income Fund 21

Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Short-Term Municipal Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short-Term Municipal Income Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Short Term Municipal Income Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
January 10, 2019

24 Short-Term Municipal Income Fund

The fund’s portfolio 11/30/18

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	PSFG Permanent School Fund Guaranteed
FHA Insd. Federal Housing Administration Insured	VRDN Variable Rate Demand Notes, which are floating-
FRN Floating Rate Notes: the rate shown is the current	rate securities with long-term maturities that carry
interest rate or yield at the close of the reporting period.	coupons that reset and are payable upon demand
Rates may be subject to a cap or floor. For certain	either daily, weekly or monthly. The rate shown is the
securities, the rate may represent a fixed rate currently	current interest rate at the close of the reporting
in place at the close of the reporting period.	period. Rates are set by remarketing agents and may
G.O. Bonds General Obligation Bonds	take into consideration market supply and demand,
G.O. Notes General Obligation Notes	credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.69% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (99.4%)*	Rating**	Principal amount	Value
Arizona (1.0%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	$50,000	$50,206
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.), 4.00%, 5/15/22	A/F	100,000	103,682
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds,
(Great Hearts Academies), 3.75%, 7/1/24	BBB–	20,000	20,227
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), 3.00%, 7/1/20	BB	25,000	24,742
			198,857
California (14.9%)
Bay Area Toll Auth. Mandatory Put Bonds (4/1/19),
Ser. C, 1.875%, 4/1/47	AA	500,000	500,010
CA School Fac. Fin. Auth. 144A Rev. Bonds,
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/21	BBB–	100,000	105,726
CA State G.O. Bonds, 6.20%, 10/1/19	Aa3	300,000	308,388
CA State Mandatory Put Bonds (12/1/20), Ser. C,
2.315%, 12/1/28	Aa3	350,000	352,079
CA State Charter School Fin. Auth. 144A Rev. Bonds,
(Summit Pub. Schools), 5.00%, 6/1/22	Baa3	105,000	112,597
CA State Infrastructure & Econ. Dev. Bank FRN,
(J. Paul Getty Trust (The)), Ser. A-2, 2.145%, 10/1/47	Aaa	300,000	300,039
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/21), (CA Academy
of Sciences), Ser. D, 2.005%, 8/1/47	A2	200,000	200,062
CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (2/1/19),
(Republic Svcs., Inc.), Ser. A, 2.15%, 8/1/23	A–2	200,000	200,008
CA Statewide Cmnty. Dev. Auth. Rev. Bonds,
(Viamonte Senior Living 1, Inc.), Ser. B, 3.00%, 7/1/25	AA–	200,000	202,192
Northern CA Gas Auth. No. 1 FRN Rev. Bonds, Ser. B,
2.235%, 7/1/19	A3	130,000	130,062
Riverside, Wtr. Mandatory Put Bonds (1/15/20),
Ser. A-17, 2.32%, 10/1/35	VMIG1	190,000	190,048

Short-Term Municipal Income Fund 25

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value
California cont.
Roseville, Special Tax Bonds, (Westpark Cmnty.
Pub. Fac. Dist. No. 1), 4.00%, 9/1/19	BBB–/P	$40,000	$40,550
Southern CA Pub. Pwr. Auth. Mandatory Put Bonds
(5/1/21), (Canyon Pwr.), Ser. A, 2.25%, 7/1/40	Aa3	200,000	200,330
			2,842,091
Colorado (3.9%)
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Evangelical Lutheran Good Samaritan Society),
5.00%, 6/1/20	BBB	100,000	103,578
Denver City & Cnty., Arpt. Mandatory Put
Bonds (11/15/19), (Denver Intl. Arpt.), Ser. B,
2.47%, 11/15/31	A1	170,000	170,223
E-470 CO Pub. Hwy. Auth. Mandatory Put Bonds
(9/1/19), (Sr. Libor Index), Ser. A, 2.471%, 9/1/39	A2	100,000	100,086
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
4.00%, 12/1/21	Baa2	150,000	156,177
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
3.00%, 12/1/22	Ba1	100,000	98,886
U. of CO Hosp. Auth. Mandatory Put Bonds (3/1/22),
(UCHA Oblig. Group.), Ser. C-2, 5.00%, 11/15/38	Aa3	100,000	107,046
			735,996
Connecticut (0.7%)
CT State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds
(2/6/19), (Yale U.), Ser. U1, 1.00%, 7/1/33	VMIG1	140,000	139,798
			139,798
Delaware (2.6%)
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.79%, 10/1/38	VMIG1	500,000	500,000
			500,000
District of Columbia (0.8%)
DC, G.O. Bonds, Ser. B, AGM, 3.80%, 6/1/20	Aaa	150,000	152,879
			152,879
Florida (3.7%)
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds, (Baptist
Hlth. Care Corp. Oblig. Grp.), Ser. A, 5.125%, 8/15/20	A3	30,000	31,469
Miami-Dade Cnty., School Board COP, Ser. A,
5.00%, 5/1/28	A1	500,000	562,734
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty.), 4.00%, 11/15/19	A–/F	100,000	101,385
			695,588
Georgia (1.9%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (5/3/21), (GA Transmission Corp. Vogtle
Project), 2.50%, 1/1/52	AA–	200,000	200,090
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/27	BBB–/F	75,000	80,543
Main St. Natural Gas, Inc. Rev. Bonds, Ser. B,
5.00%, 3/15/20	A3	85,000	87,805
			368,438

26 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value
Illinois (5.0%)
Chicago, G.O. Bonds, Ser. A
5.00%, 1/1/21	BBB+	$50,000	$51,690
5.00%, 1/1/19	BBB+	50,000	50,077
Chicago, Board of Ed. G.O. Bonds, Ser. E,
5.00%, 12/1/21	B+	100,000	103,879
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/23	A	200,000	213,562
Ser. C, 5.00%, 1/1/19	A	100,000	100,212
IL State G.O. Bonds
Ser. A, 5.00%, 4/1/21	Baa3	100,000	103,339
5.00%, 1/1/21	Baa3	150,000	154,523
IL State Fin. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A,
5.00%, 11/1/23	A–/F	75,000	82,192
(Riverside Hlth. Syst.), 5.00%, 11/15/19	A+	100,000	102,666
			962,140
Indiana (1.0%)
IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds
(12/3/18), (Republic Svcs., Inc.), Ser. A, 2.35%, 5/1/34	A–2	200,000	200,000
			200,000
Kentucky (1.3%)
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.00%, 6/1/20	Baa3	45,000	46,405
KY State Pub. Energy Auth. Gas Supply Rev. Bonds,
Ser. B, 4.00%, 7/1/20	A1	200,000	205,396
			251,801
Maryland (0.5%)
MD Econ. Dev. Corp. Rev. Bonds, (Towson U. Sr.
Student Hsg.), 4.00%, 7/1/20	BBB	85,000	87,049
			87,049
Massachusetts (1.1%)
MA State Dev. Fin. Agcy. Rev. Bonds,
(UMass Memorial Hlth. Care Oblig. Group),
Ser. I, 5.00%, 7/1/19	BBB+	100,000	101,587
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169,
4.00%, 12/1/44	Aa1	100,000	102,746
			204,333
Michigan (6.0%)
Genesee Cnty., Mandatory Put Bonds (1/2/19),
2.899%, 10/1/19	MIG1	166,000	166,020
Great Lakes, Wtr. Auth. Supply Syst. Rev. Bonds,
Ser. D, 5.00%, 7/1/24	A+	100,000	113,036
MI State Fin. Auth. Rev. Bonds
(Unemployment Oblig. Assmt.), Ser. B,
5.00%, 7/1/21	Aaa	225,000	226,604
(Henry Ford Hlth. Syst.), 5.00%, 11/15/19	A	100,000	102,666
MI State Hosp. Fin. Auth. Mandatory Put Bonds
(4/1/21), (Ascension Hlth.), Ser. F-2, 1.90%, 11/15/47	VMIG1	355,000	351,191
Milan Area Schools G.O. Bonds, 5.00%, 5/1/21 ##	AA	175,000	184,919
			1,144,436

Short-Term Municipal Income Fund 27

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value
Minnesota (0.4%)
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
4.00%, 7/1/38	Aa1	$70,000	$72,152
			72,152
Mississippi (1.6%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.), Ser. E,
1.70%, 12/1/30	VMIG1	300,000	300,000
			300,000
Missouri (0.9%)
KS City, Sanitation Swr. Syst. Rev. Bonds, Ser. B,
5.00%, 1/1/25	Aa2	150,000	172,904
			172,904
Montana (0.3%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA
Insd., 3.00%, 12/1/43	Aa1	50,000	50,203
			50,203
Nebraska (0.5%)
Central Plains, Energy Rev. Bonds, (NE Gas No. 1),
Ser. A, 5.25%, 12/1/18	A3	100,000	100,000
			100,000
Nevada (0.6%)
Las Vegas, Redev. Agcy. Tax Alloc. Bonds,
5.00%, 6/15/22	BBB+	100,000	108,256
			108,256
New Hampshire (2.5%)
NH State Hlth. & Ed. Fac. Auth. VRDN, (U. Syst. of NH),
Ser. B, 1.72%, 7/1/33	VMIG1	475,000	475,000
			475,000
New Jersey (4.6%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM,
5.00%, 3/1/20	AA	200,000	206,442
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. B, 5.00%, 11/1/21	Baa1	100,000	106,578
(Biomedical Research Fac.), Ser. A, 5.00%, 7/15/19	Baa1	100,000	101,609
Ser. AAA, 5.00%, 6/15/19	Baa1	100,000	101,399
NJ State Tpk. Auth. Mandatory Put Bonds (1/1/21),
Ser. C-5, 2.07%, 1/1/28	A+	150,000	150,069
NJ State Trans. Trust Fund Auth. Rev. Bonds,
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/19	A+	200,000	202,904
			869,001
New Mexico (1.3%)
Farmington, Poll. Control
Mandatory Put Bonds (6/1/22), (Pub. Svcs. Co.
of NM), Ser. B, 2.125%, 6/1/40	BBB+	100,000	97,444
Mandatory Put Bonds (4/1/20), (Southern
CA Edison Co.), Ser. A, 1.875%, 4/1/29	A1	150,000	147,392
			244,836

28 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value
New York (12.7%)
Hempstead, Union Free School Dist. G.O. Notes,
2.75%, 6/27/19	A/P	$200,000	$200,424
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	200,000	203,874
NY City, G.O. Bonds, Ser. C, 2.55%, 12/1/19	AA	500,000	498,530
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds, (Culinary Inst. of America),
5.00%, 7/1/19	Baa2	100,000	101,555
NY State Mtge. Agcy. Rev. Bonds, Ser. 186,
2.00%, 4/1/19	Aa1	500,000	499,585
Port Auth. of NY & NJ Rev. Bonds, Ser. 185,
5.00%, 9/1/21	Aa3	500,000	535,655
Triborough Bridge & Tunnel Auth. VRDN, Ser. F,
1.69%, 11/1/32	VMIG1	385,000	385,000
			2,424,623
Ohio (2.2%)
Lancaster, Port Auth. Mandatory Put Bonds (8/1/19),
(Gas), 2.261%, 5/1/38	Aa2	125,000	125,028
Mason, City School Dist. G.O. Notes, 4.00%, 8/22/19	MIG1	300,000	302,223
			427,251
Oregon (1.3%)
Gilliam Cnty., Solid Waste Disp. 144A Mandatory
Put Bonds (5/1/19), (Waste Mgt., Inc.), Ser. A,
2.25%, 8/1/25	A–2	250,000	249,885
			249,885
Pennsylvania (7.8%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A,
5.00%, 4/1/22	A	200,000	215,762
Bethlehem, Area School Dist. Auth. Mandatory Put
Bonds (11/1/21), 2.135%, 1/1/30	A1	150,000	149,753
Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds,
(Foulkeways at Gwynedd), 3.00%, 12/1/18	BBB	100,000	100,000
PA State COP, Ser. A, 5.00%, 7/1/20	A2	100,000	104,009
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (8/3/20), (Waste Mgt., Inc.),
Ser. A, 1.70%, 8/1/37	A–2	200,000	197,020
PA State Tpk. Comm. FRN, Ser. A-2, 2.34%, 12/1/18	A1	300,000	300,000
PA State Tpk. Comm. Rev. Bonds, 5.00%, 12/1/21 ##	A1	200,000	209,564
Philadelphia, Auth for Indl. Dev. City Agreement Rev.
Bonds, (Cultural & Coml. Corridors Program), Ser. A,
4.00%, 12/1/18	A	100,000	100,000
State Public School Bldg. Auth. Palease Rev. Bonds,
(Philadelphia School Dist.), 5.00%, 6/1/23	A2	100,000	109,490
			1,485,598
Puerto Rico (0.7%)
Cmnwlth. of PR, G.O. Bonds, (Pub. Impt.), Ser. A,
NATL, 5.50%, 7/1/19	Baa2	125,000	126,265
			126,265

Short-Term Municipal Income Fund 29

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value
Rhode Island (0.6%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds,
(Lifespan Oblig. Group-Hosp. Fin.), 5.00%, 5/15/22	BBB+	$100,000	$107,961
			107,961
South Carolina (0.6%)
SC State Pub. Svcs. Auth. Rev. Bonds,
(Santee Cooper), Ser. D, 5.00%, 12/1/22	A+	100,000	107,649
			107,649
Texas (8.6%)
Central TX Regl. Mobility Auth. Rev. Bonds, Ser. A,
5.00%, 1/1/22	A–	300,000	320,682
Dallas Area Rapid Transit Rev. Bonds, Ser. B,
5.00%, 12/1/21	AA+	285,000	308,917
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3	75,000	86,484
San Antonio, Elec. & Gas Syst. Mandatory Put Bonds
(12/1/19), Ser. A, 2.25%, 2/1/33	Aa2	200,000	200,274
Tomball, Mandatory Put Bonds (8/15/19),
(Indpt. School Bldg. & Dist.), Ser. B-3, PSFG,
1.10%, 2/15/43	Aaa	200,000	198,648
TX State Trans. Comm. Hwy. Mandatory Put Bonds
(10/1/21), Ser. B, 4.00%, 4/1/26	Aaa	500,000	523,980
			1,638,985
Vermont (0.5%)
VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds,
(U. of VT Med. Ctr. (UVM)), Ser. A, 3.00%, 12/1/18	A	100,000	100,000
			100,000
Washington (6.0%)
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA	400,000	397,828
King Cnty., Swr. Mandatory Put Bonds (12/1/21),
2.60%, 1/1/43 ##	Aa2	300,000	300,906
Port of Seattle Rev. Bonds, Ser. C, 5.00%, 5/1/24	A1	315,000	351,946
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 2.674%, 1/1/42	A+	100,000	101,032
			1,151,712
West Virginia (0.7%)
WV State Econ. Dev. Auth. Poll Control Rev.
Bonds, (Appalachian Pwr. Co. — Amos), Ser. C,
3.25%, 5/1/19	A–	50,000	50,049
WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
Mandatory Put Bonds (4/1/19), (Appalachian Pwr.
Co. — Amos), Ser. A, 1.90%, 3/1/40	A–	75,000	74,855
			124,904
Wisconsin (0.6%)
Pub. Fin. Auth. Rev. Bonds, (Denver Intl. Arpt. Great
Hall), 5.00%, 9/30/22	BBB–	100,000	107,599
			107,599

TOTAL INVESTMENTS
Total investments (cost $18,965,845)			$18,928,190

30 Short-Term Municipal Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2017 through November 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $19,037,746.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.69%, 2.35% and 2.74%, respectively, as of the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Transportation	17.5%
Local debt	16.8
Utilities	13.5
Health care	12.4

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$18,928,190	$—
Totals by level	$—	$18,928,190	$—

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 31

Statement of assets and liabilities 11/30/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $18,965,845)	$18,928,190
Cash	438,503
Interest and other receivables	160,283
Receivable for shares of the fund sold	301,541
Receivable for investments sold	5,000
Receivable from Manager (Note 2)	38,199
Prepaid assets	27,630
Total assets	19,899,346

LIABILITIES
Payable for investments purchased	100,000
Payable for purchases of delayed delivery securities (Note 1)	693,893
Payable for shares of the fund repurchased	5,171
Payable for custodian fees (Note 2)	4,102
Payable for investor servicing fees (Note 2)	2,162
Payable for Trustee compensation and expenses (Note 2)	1,439
Payable for administrative services (Note 2)	57
Payable for distribution fees (Note 2)	4,123
Other accrued expenses	50,653
Total liabilities	861,600

Net assets	$19,037,746

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$19,126,560
Total distributable earnings (Note 1)	(88,814)
Total — Representing net assets applicable to capital shares outstanding	$19,037,746

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($9,791,706 divided by 984,230 shares)	$9.95
Offering price per class A share (100/99.00 of $9.95)* **	$10.05
Net asset value and offering price per class B share ($168,336 divided by 16,926 shares)†	$9.95
Net asset value and offering price per class C share ($280,494 divided by 28,208 shares)†	$9.94
Net asset value and redemption price per class M share ($12,456 divided by 1,252 shares)	$9.95
Offering price per class M share (100/99.25 of $9.95)*#	$10.03
Net asset value, offering price and redemption price per class R6 share
($1,091,103 divided by 109,743 shares)	$9.94
Net asset value, offering price and redemption price per class Y share
($7,693,651 divided by 773,645 shares)	$9.94

* On single retail sales of less than $500,000.

† Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

** Effective December 1, 2018, maximum front-end sales charge of 2.25% will apply on single sales of less than $100,000.

# Effective December 1, 2018, on single retail sales of less than $250,000.

The accompanying notes are an integral part of these financial statements.

32 Short-Term Municipal Income Fund

Statement of operations Year ended 11/30/18

INVESTMENT INCOME
Interest income	$322,202
Total investment income	322,202

EXPENSES
Compensation of Manager (Note 2)	54,877
Investor servicing fees (Note 2)	13,157
Custodian fees (Note 2)	7,583
Trustee compensation and expenses (Note 2)	804
Distribution fees (Note 2)	25,740
Administrative services (Note 2)	456
Reports to shareholders	13,119
Auditing and tax fees	49,254
Blue sky expense	79,203
Other	1,920
Fees waived and reimbursed by Manager (Note 2)	(162,847)
Total expenses	83,266
Expense reduction (Note 2)	(4,678)
Net expenses	78,588

Net investment income	243,614

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(38,096)
Total net realized loss	(38,096)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers during the year	(9,404)
Total change in net unrealized depreciation	(9,404)

Net loss on investments	(47,500)

Net increase in net assets resulting from operations	$196,114

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 33

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/18	Year ended 11/30/17
Operations
Net investment income	$243,614	$161,363
Net realized loss on investments	(38,096)	(12,502)
Net unrealized appreciation (depreciation) of investments	(9,404)	112,757
Net increase in net assets resulting from operations	196,114	261,618
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(628)	—
Class B	(12)	—
Class C	(25)	—
Class M	(6)	—
Class Y	(593)	—
From tax-exempt net investment income
Class A	(119,921)	(85,604)
Class B	(2,204)	(524)
Class C	(2,093)	(663)
Class M	(816)	(633)
Class R6	(2,998)	—
Class Y	(109,449)	(71,932)
Increase (decrease) from capital share transactions (Note 4)	3,341,487	(5,644,710)
Total increase (decrease) in net assets	3,298,856	(5,542,448)

NET ASSETS
Beginning of year	15,738,890	21,281,338
End of year (Note 1)	$19,037,746	$15,738,890

The accompanying notes are an integral part of these financial statements.

34 Short-Term Municipal Income Fund

This page left blank intentionally.

Short-Term Municipal Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b,c]	net assets (%)[c]	turnover (%)
Class A
November 30, 2018	$9.97	.14	(.02)	.12	(.14)	(.14)	$9.95	1.22	$9,792.61		1.43	76
November 30, 2017	9.92	.09	.05	.14	(.09)	(.09)	9.97	1.45	8,067	.60[d]	.93[d]	156
November 30, 2016	10.01	.06	(.09)	(.03)	(.06)	(.06)	9.92	(.33)	10,217	.60[d]	.56[d]	46
November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.23	10,151	.60[d]	.52[d]	45
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.61	9,405	.60[d]	.38[d]	36
Class B
November 30, 2018	$9.97	.12	(.02)	.10	(.12)	(.12)	$9.95	1.01	$168.81		1.23	76
November 30, 2017	9.91	.07	.06	.13	(.07)	(.07)	9.97	1.35	63	.80[d]	.74[d]	156
November 30, 2016	10.01	.04	(.10)	(.06)	(.04)	(.04)	9.91	(.63)	77	.80[d]	.36[d]	46
November 30, 2015	10.04	.03	(.03)	—[e]	(.03)	(.03)	10.01	.02	79	.80[d]	.33[d]	45
November 30, 2014	10.02	.02	.02	.04	(.02)	(.02)	10.04	.42	89	.79[d]	.24[d]	36
Class C
November 30, 2018	$9.97	.07	(.03)	.04	(.07)	(.07)	$9.94	.36	$280	1.36	.68	76
November 30, 2017	9.91	.02	.06	.08	(.02)	(.02)	9.97	.81	314	1.33[d]	.22[d]	156
November 30, 2016	10.01	—[e]	(.10)	(.10)	—[e]	—[e]	9.91	(.99)	311	1.16[d]	—[d,f]	46
November 30, 2015	10.04	—[e]	(.03)	(.03)	—[e]	—[e]	10.01	(.28)	141	1.11[d]	.03[d]	45
November 30, 2014	10.02	—[e]	.02	.02	—[e]	—[e]	10.04	.21	116	.99[d]	.01[d]	36
Class M
November 30, 2018	$9.97	.14	(.02)	.12	(.14)	(.14)	$9.95	1.17	$12.66		1.35	76
November 30, 2017	9.91	.09	.06	.15	(.09)	(.09)	9.97	1.50	72	.65[d]	.89[d]	156
November 30, 2016	10.01	.05	(.10)	(.05)	(.05)	(.05)	9.91	(.48)	71	.65[d]	.51[d]	46
November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.18	71	.65[d]	.48[d]	45
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.56	71	.65[d]	.36[d]	36
Class R6
November 30, 2018†	$9.93	.10	.01	.11	(.10)	(.10)	$9.94	1.10*	$1,091	.17*	1.02*	76
Class Y
November 30, 2018	$9.97	.17	(.03)	.14	(.17)	(.17)	$9.94	1.37	$7,694.36		1.66	76
November 30, 2017	9.91	.12	.06	.18	(.12)	(.12)	9.97	1.81	7,223	.35[d]	1.18[d]	156
November 30, 2016	10.01	.08	(.10)	(.02)	(.08)	(.08)	9.91	(.18)	10,606	.35[d]	.81[d]	46
November 30, 2015	10.04	.08	(.03)	.05	(.08)	(.08)	10.01	.48	3,575	.35[d]	.75[d]	45
November 30, 2014	10.02	.07	.02	.09	(.07)	(.07)	10.04	.86	3,024	.35[d]	.65[d]	36

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Short-Term Municipal Income Fund	Short-Term Municipal Income Fund 37

Financial highlights cont.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

				Percentage of average net assets
	11/30/18	11/30/17	11/30/16	11/30/15	11/30/14
Class A	1.01%	1.05%	1.02%	0.94%	1.02%
Class B	1.01	1.05	1.02	0.94	1.02
Class C	1.01	1.05	1.02	0.94	1.02
Class M	1.01	1.05	1.02	0.94	1.02
Class R	1.01	1.05	1.02	0.94	1.02
Class R6	0.54	N/A	N/A	N/A	N/A
Class Y	1.01	1.05	1.02	0.94	1.02

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets.

	11/30/17	11/30/16	11/30/15	11/30/14
Class A	N/A	N/A	N/A	N/A
Class B	N/A	N/A	N/A	0.01%
Class C	0.02%	0.19%	0.24%	0.36
Class M	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

38 Short-Term Municipal Income Fund

Notes to financial statements 11/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2017 through November 30, 2018.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% (effective December 1, 2018, 2.25%) and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Short-Term Municipal Income Fund 39

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the

40 Short-Term Municipal Income Fund

committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$35,818	$21,732	$57,550

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $465 to decrease undistributed net investment income and $465 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$37,106
Unrealized depreciation	(74,296)
Net unrealized depreciation	(37,190)
Undistributed ordinary income	2,221
Undistributed tax-exempt income	4,781
Capital loss carryforward	(57,550)
Cost for federal income tax purposes	$18,965,380

For the fiscal year ended November 30, 2017, the fund had undistributed net investment income of $1,522.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end

Short-Term Municipal Income Fund 41

mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,
0.450%	of the next $5 billion,	0.280%	of the next $50 billion,
0.400%	of the next $10 billion,	0.270%	of the next $100 billion and
0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.342% of the fund’s average net assets.

Effective May 1, 2018, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2020, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.28% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $23,927 as a result of this limit.

Prior to May 1, 2018, Putnam Management contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.35% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $18,851 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $120,069 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

42 Short-Term Municipal Income Fund

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$7,065	Class R6	79
Class B	153	Class Y	5,540
Class C	269	Total	$13,157
Class M	51

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,678 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $10, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$21,471
Class B	1.00%	0.45%	827
Class C	1.00%	1.00%	3,256
Class M	1.00%	0.30%	186
Total			$25,740

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies from the sale of class A and class M shares and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Short-Term Municipal Income Fund 43

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$13,563,767	$11,406,340
U.S. government securities (Long-term)	—	—
Total	$13,563,767	$11,406,340

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	574,350	$5,715,694	983,788	$9,795,054
Shares issued in connection with
reinvestment of distributions	11,732	116,761	8,092	80,860
	586,082	5,832,455	991,880	9,875,914
Shares repurchased	(410,657)	(4,088,742)	(1,213,416)	(12,094,536)
Net increase (decrease)	175,425	$1,743,713	(221,536)	$(2,218,622)

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	15,521	$154,779	—	$—
Shares issued in connection with
reinvestment of distributions	224	2,216	52	518
	15,745	156,995	52	518
Shares repurchased	(5,118)	(51,020)	(1,514)	(15,088)
Net increase (decrease)	10,627	$105,975	(1,462)	$(14,570)

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	3,975	$39,600	7,101	$70,739
Shares issued in connection with
reinvestment of distributions	214	2,118	66	655
	4,189	41,718	7,167	71,394
Shares repurchased	(7,517)	(74,616)	(7,000)	(69,742)
Net increase (decrease)	(3,328)	$(32,898)	167	$1,652

44 Short-Term Municipal Income Fund

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	213	$2,110	—	$—
Shares issued in connection with
reinvestment of distributions	77	763	63	633
	290	2,873	63	633
Shares repurchased	(6,215)	(61,705)	—	—
Net increase (decrease)	(5,925)	$(58,832)	63	$633

			FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
			OPERATIONS) TO 11/30/18
Class R6			Shares	Amount
Shares sold			116,044	$1,152,196
Shares issued in connection with reinvestment of distributions			313	3,107
			116,357	1,155,303
Shares repurchased			(6,614)	(65,662)
Net increase			109,743	$1,089,641

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	992,157	$9,872,228	435,185	$4,350,929
Shares issued in connection with
reinvestment of distributions	11,047	109,893	7,147	71,381
	1,003,204	9,982,121	442,332	4,422,310
Shares repurchased	(953,891)	(9,488,233)	(787,813)	(7,836,113)
Net increase (decrease)	49,313	$493,888	(345,481)	$(3,413,803)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class B	1,030	6.1%	$10,249
Class M	1,038	82.9	10,328
Class R6	1,017	0.9	10,109

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Short-Term Municipal Income Fund 45

Federal tax information (Unaudited)

The fund has designated 99.47% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

46 Short-Term Municipal Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Short-Term Municipal Income Fund 47

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2018, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

48 Short-Term Municipal Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Short-Term Municipal Income Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

50 Short-Term Municipal Income Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short-Term Municipal Income Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Short-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

AN118 314369 1/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2018	$43,547	$ —	$5,550	$ —
November 30, 2017	$48,922	$ —	$5,388	$ —

For the fiscal years ended November 30, 2018 and November 30, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,550 and $5,388 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2018	$ —	$ —	$ —	$ —

November 30, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 28, 2019